SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                FORM 8-K/A - 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      April 27, 2000
                                                --------------------------------

                                 GlobeSpan, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                         000-26401                 75-2658218
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

100 Schulz Drive
Red Bank, New Jersey                                             07701
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (732) 345-7500
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          (Former Name or Former Address, if Changed Since Last Report)

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          This Form 8-K is filed also as Amendment No. 1 to Form 8-K filed on
May 12, 2000 by GlobeSpan, Inc. ("GlobeSpan"), which relates to the merger (the "T.sqware Merger") of Needles Acquisition Corp. with and into T.sqware, Inc. ("T.sqware") on April 27, 2000, in order to include certain financial statements for T.sqware.

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

        Acquisition of the Outstanding Stock of iCompression, Inc.

             On June 30, 2000, pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of June 13, 2000, amending and restating the Agreement and Plan of Reorganization, dated as of May 16, 2000, among GlobeSpan, Indigo Acquisition Corp. (a wholly owned subsidiary of GlobeSpan) and iCompression, Inc. ("iCompression"), Indigo Acquisition Corp. was merged with and into iCompression (the "iCompression Merger"). iCompression was the surviving corporation in the iCompression Merger. On the closing date, GlobeSpan issued an aggregate of 4,043,000 shares of its common stock to the shareholders of iCompression.

             The foregoing description of the iCompression Merger is qualified in its entirety by reference to the Merger Agreement, included as
        Exhibit 2.1 and incorporated herein by reference and the press release issued by GlobeSpan on July 5, 2000 announcing the consummation of the iCompression Merger, a copy of which is attached hereto as
        Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)     Financial statements of business acquired.
        -----------------------------------------

        1. The required financial statements for the iCompression Merger are included on pages F-59 through F-71 of GlobeSpan's Prospectus forming a part of Amendment No. 1 to its Registration Statement on Form S-3 (File Number 333-40782), included as Exhibit 99.2 and incorporated herein by reference.

        2. The required financial statements for the T.sqware Merger which is described in GlobeSpan's Form 8-K filed on May 1, 2000 are included on pages F-39 through F-58 of GlobeSpan's Prospectus forming a part of Amendment No. 1 to its Registration Statement on Form S-3 (File Number 333-40782), included as Exhibit 99.2 and incorporated herein by reference.


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

(b)     Pro forma financial information.
        -------------------------------

        1. The required pro forma financial information for the iCompression Merger is included on pages 25 through 32 of GlobeSpan's Prospectus forming a part of Amendment No. 1 to its Registration Statement on Form S-3 (File Number 333-40782), included as Exhibit 99.2 and incorporated herein by reference.

        2. The required pro forma financial information for the T.sqware Merger is included on pages 25 through 32 of GlobeSpan's Prospectus forming a part of Amendment No. 1 to its Registration Statement on Form S-3 (File Number 333-40782), included as Exhibit 99.2 and incorporated herein by reference.

(c)     Exhibits.
        --------

        Exhibit          Description
        No.              -----------
        -------

        2.1. Amended and Restated Agreement and Plan of Reorganization, dated as of June 13, 2000, among GlobeSpan, Inc., Indigo Acquisition Corp. and iCompression, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 1 to GlobeSpan, Inc.'s Registration Statement on Form S-3 (File Number 333-40782) filed with the Securities and Exchange Commission on July 7, 2000).

        99.1             Press release issued by Globespan, Inc. on July 5,
                         2000.

        99.2 GlobeSpan, Inc.'s Prospectus (incorporated by reference to the Prospectus forming a part of Amendment No. 1 to GlobeSpan, Inc.'s Registration Statement on Form S-3 (File Number 333-40782) filed with the Securities and Exchange Commission on July 7, 2000).


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBESPAN, INC.


                                        By: /s/ Robert McMullan
                                           -------------------------------------
                                        Name:  Robert McMullan
                                        Title: Chief Financial Officer, Vice
                                               President and Treasurer
Date: July 14, 2000


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

                                  EXHIBIT INDEX


        Exhibit          Description
        No.              -----------
        -------

        2.1. Amended and Restated Agreement and Plan of Reorganization, dated as of June 13, 2000, among GlobeSpan, Inc., Indigo Acquisition Corp. and iCompression, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 1 to GlobeSpan, Inc.'s Registration Statement on Form S-3 (File Number 333-40782) filed with the Securities and Exchange Commission on July 7, 2000).

        99.1             Press release issued by Globespan, Inc. on July 5,
                         2000.

        99.2 GlobeSpan, Inc.'s Prospectus (incorporated by reference to the Prospectus forming a part of Amendment No. 1 to GlobeSpan, Inc.'s Registration Statement on Form S-3 (File Number 333-40782) filed with the Securities and Exchange Commission on July 7, 2000).


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